UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 21, 2024
_____________________
KORE Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
_____________________

Delaware	001-40856	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Ravinia Drive NE, Suite 500
Atlanta, GA 30346
877-710-5673

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

_____________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On June 21, 2024, KORE Group Holdings, Inc. (the “Company”) issued a press release announcing that its board of directors has approved a 1-for-5 reverse stock split (the “Reverse Stock Split”).

The Reverse Stock Split is expected to become effective at 12:01 a.m. Eastern Time on July 1, 2024 (the “effective date”). The Company’s common stock is expected to commence trading on a split-adjusted basis when the New York Stock Exchange (“NYSE”) opens on July 1, 2024.

Pursuant to the Reverse Stock Split, every five shares of the Company’s common stock issued and outstanding as of the effective date will be automatically reclassified into one share of the Company’s common stock. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the effective time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will automatically, in lieu of a fractional share, be entitled, to have their fractional shares rounded up to the next whole share and receive an additional whole share of common stock in lieu of such fractional shares.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K other than statements of historical fact, including, without limitation, statements regarding the expected timing of the Reverse Stock Split, the effects of the Reverse Stock Split and the anticipated timing of the commencement of trading of the common stock on a split-adjusted basis, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the risk that the Reverse Stock Split may impact the Company’s results of operations, business operations and reputation with or ability to serve its stockholders and/or customers, and the trading prices and volatility of the common stock; the Reverse Stock Split may not be adequate to cure compliance with Section 802.01C of the NYSE Listed Company Manual or that the Company may otherwise fail to meet the NYSE’s continued listing standards; and the other factors, risks and uncertainties included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors section of the Company’s website at www.korewireless.com, which could cause the Company’s actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause the Company’s views to change.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of KORE Group Holdings, Inc., dated June 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: June 21, 2024	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer, and Secretary